                      DIMENSIONAL INVESTMENT GROUP INC.

                              SUPPLEMENT TO THE
              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED MARCH 24, 2000

                     DFA International Value Portfolio IV
                        Emerging Markets Portfolio II

      Effective January 1, 2001, the sponsors of the Plans that invest in the
DFA International Value Portfolio IV and Emerging Markets Portfolio II (each a "Portfolio" and collectively the "Portfolios") will no longer make voluntary, monthly fee reimbursements to the Portfolios for the fees and expenses incurred by the Portfolios in connection with administering the
Plans' investments.  Consequently, the following changes are made in the
Prospectus and Statement of Additional Information.

(i) The Annual Fund Operating Expenses table on page 4 of the Prospectus and the Example on page 5 of the Prospectus are deleted, and replaced with the following restated Annual Fund Operating Expenses table and Example, which reflect the Portfolios' expenses without the fee reimbursements being made by the Plans' sponsors:

                       ANNUAL FUND OPERATING EXPENSES*
              (expenses that are deducted from Portfolio assets)

      Except as  indicated  below,  the expenses in the  following  tables are based on those incurred by the Portfolios and the  corresponding  Master Funds for the fiscal year ended November 30, 1999.

DFA INTERNATIONAL VALUE PORTFOLIO IV
  Management Fee............................................     0.27%
  Other Expenses............................................     0.14%
  Total Operating Expenses..................................     0.41%**

EMERGING MARKETS PORTFOLIO II
  Management Fee............................................     0.50%
  Other Expenses............................................     0.66%
  Total Operating Expenses..................................     1.16%***
  Fee Waiver by Advisor.....................................     0.40%***
  Net Expenses..............................................     0.76%**
_______________________
*  The "Management  Fee" includes an investment  management fee payable by the
   Master  Fund  and an  administration  fee  payable  by the  Portfolio.  The amount set forth in "Other  Expenses"  represents the aggregate amount that is payable by both the Master Fund and the Portfolio.

** The Annual Fund Operating Expenses for the fiscal year ended November 30,
   1999 have been restated to reflect the expenses of the Portfolios without fee reimbursements by Plan sponsors.  Prior to January 1, 2001, each sponsor of a Plan that invested in a Portfolio had made voluntary, monthly reimbursements to the Portfolio in an amount equal to that portion of the aggregate fees and expenses incurred by the Portfolio relating to the
   Plan's investment.  For the fiscal year ended November 30, 1999, the fee reimbursements by Plan sponsors equaled 0.41% of DFA International Value
   Portfolio IV's average net assets and 0.76% of Emerging Markets Portfolio
   II's average net assets.

***Effective   August  1,  1997,  the  Advisor  has  agreed  to  waive  the administration  fee of 0.40% per year on the first $50  million  of average net assets  payable by the Emerging  Markets  Portfolio II. Such fee waiver arrangement may be terminated by the Advisor at any time.

                                   EXAMPLE

      This  Example is meant to help you compare the cost of  investing in the
Portfolios with the cost of investing in other mutual funds.

      The Example  assumes that you invest  $10,000 in the  Portfolio  for the time periods  indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your  investment  has a 5% return each year and that the Portfolio's  operating  expenses  remain the same.  Although your actual  costs may be higher or lower,  based on these  assumptions,  your costs would be as follows:

With fee waivers by the Advisor:

                                         1 Year   3 Years  5 Years  10 Years

Emerging Markets Portfolio II..........   $127     $292      $470     $988

Without fee waivers by the Advisor:

                                         1 Year   3 Years  5 Years  10 Years

DFA International Value Portfolio IV...    $42     $132      $230     $518
Emerging Markets Portfolio II..........   $168     $417      $685   $1,452

      The table summarizes the aggregate  estimated annual operating  expenses of both the Portfolios and their Master Funds.

(ii) The fifth paragraph under "Management of the Portfolios" on page 10 of the Prospectus is deleted in its entirety.

(iii) The last three sentences of the first paragraph under "Administrative
Services" on page 9 of the Statement of Additional Information are deleted.

                 The date of this Supplement is December 20, 2000.